Page 22 of 23 Pages


                                    EXHIBIT D

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Globalstar Telecommunications Limited dated as of July 16, 1998 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  July 16, 1998               QUANTUM INDUSTRIAL PARTNERS LDC

                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


Date:  July 16, 1998               QIH MANAGEMENT INVESTOR, L.P.

                                   By:  QIH Management, Inc.,
                                        its General Partner

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Vice President


Date:  July 16, 1998               QIH MANAGEMENT, INC.

                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Vice President


Date:  July 16, 1998               SOROS FUND MANAGEMENT LLC

                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Assistant General Counsel


Date:  July 16, 1998               GEORGE SOROS

                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


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                                                             Page 23 of 23 Pages






Date:  July 16, 1998               STANLEY F. DRUCKENMILLER

                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


Date:  July 16, 1998               DUQUESNE CAPITAL MANAGEMENT, L.L.C.

                                   By:  /S/ GERALD KERNER
                                        ---------------------------------------
                                        Gerald Kerner
                                        Managing Director